Exhibit 10.2

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [**], HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SIXTH AMENDMENT TO

SERVICE AGREEMENT

THIS SIXTH AMENDMENT TO SERVICE AGREEMENT (“Amendment”) is entered into as of August 28, 2025 (“Amendment Effective Date”), by and between Dave Operating LLC, f.k.a. Dave, Inc., a Delaware limited liability company (“Customer”), and Galileo Financial Technologies, LLC, a Delaware limited liability company (“Galileo”).

A. Customer and Galileo are parties to that certain Service Agreement dated March 18, 2020, as amended (“Agreement”) including by that certain First Amendment to Service Agreement dated January 21, 2023 (“First Amendment”) and that certain [**] Addendum dated May 8, 2025 (“[**] Addendum”). Capitalized terms used herein but not defined have the meanings given to them in the Agreement unless otherwise indicated.

B. Pursuant to Section 12.9 of the Agreement, the Agreement may be amended upon the written approval of Customer and Galileo. Customer and Galileo desire to amend the Agreement as set forth herein.

In consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties mutually agree as follows:

1.
Amendment.

1.1
Customer and Galileo hereby amend the [**] Schedule of Exhibit C to the Agreement as amended by the First Amendment by inserting the following line item under the “[**]” heading:

●
[**]

1.2
Customer and Galileo hereby amend the [**] Schedule of Exhibit C to the [**] Addendum by inserting the following line item under the “[**]” heading:

●
[**]

Galileo – Dave Sixth Amendment to Service Agreement

Exhibit 10.2

2. Miscellaneous. This Amendment constitutes the entire agreement between Customer and Galileo concerning the subject matter of this Amendment. Except as explicitly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

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Galileo – Dave Sixth Amendment to Service Agreement

IN WITNESS WHEREOF, the undersigned hereby acknowledge and certify that as of the Amendment Effective Date, they are duly authorized to sign on behalf of and legally bind the applicable entity named below by executing this Amendment.

Dave Operating LLC, f.k.a Dave, Inc.: By: /s/ Kyle Beilman Name: Kyle Beilman Its: Chief Financial Officer	Galileo Financial Technologies, LLC: By: /s/ William Kennedy Name: William Kennedy Its: Chief Financial Officer